Exhibit 10.2
PATHEON
Change of Scope # CBP-FCL1-1300-0707-R0-COS-001-R0
Spectracef Tablets ([***]mg Strength)
For Cornerstone Biopharma, Inc.
This Change of Scope describes Development work activities which will be performed for Cornerstone Biopharma, Inc, (“Client”) by MOVA Pharmaceutical Corporation (“MOVA”) under the terms and conditions of proposal CBP-FCL1-1300-0707-R0 by and between MOVA and the Client, dated October 10th, 2007, which is hereby revised to include this amendment in its entirety. This change of scope reflects the costs associated to development work strategy for the Spectracef [***]mg Tablet to be developed at MOVA’s Carolina, Puerto Rico facilities that were not included as part of the original proposal.
Background
The original proposal did not contemplate GMP batches. Following the signing of the proposal the client informed that the expectations were to perform clinical studies with at least two (2) of the batches.
 Note: The original proposal calls for a [***]mg tablet, post approval the client decided to increase dosage to [***]mg tablet.
Description of Additional Project Work
MOVA will perform the activities listed below in sections 1 through 3 to support the Development and Clinical Trial Material manufacturing of Spectracef [***]mg tablets. This work will be conducted in MOVA’s Carolina, Puerto Rico facilities.
This COS includes the changes and additions to sections 4.2 and 5 (pages 5 and 6) of the Original Proposal # CBP-FCL1 -1300-0707-RO.
From the Original Proposal the Sections that remain the same are:
•	Section 3 — Analytical Development [***]

•	Section 4.0 — Formulation Development [***]

•	Section 4.1 — Feasibility Trial I [***]
Total remaining costs from the Original Proposal are [***].
The total value of work under this Change of Scope is [***]. This represents a net increase of $ 74,688 from the Original Proposal.
Cornerstone Biopharma, Inc.
Spectracef [***]mg Tablets

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

CBP-FCL1-1300-0707-R0-COS-001-R0
11.15.07
1.0	Formulation Development
1.1.	Feasibility Trials II
This section has been modified from the original proposal to:

o	Reduce the amount of non-GMP feasibility trials II from 4 lots to 2 lots.
This section replaces in its entirety Section 4.2 “Feasibility Trials II” of Agreement # CBP-FCL1-1300-0707-R0, pages 5 and 6.
MOVA will provide a protocol and data analysis report for Formulation Development.
•	Spectracef [***]mg tablets

•	2 batches

•	Approximately 6-9 kilograms

•	Process:
o	Batch 1: Mixing and Granulation

o	Batch 2: Mixing, granulation, compression and coating
•	Non GMP

•	No QA Review
Batch 1 (Blending Study) will be tested for
•	Blend Uniformity

•	Physical Testing including appearance, particle size, bulk/tapped densities, flow properties, etc.
Batch 2 (full process) will be tested for:
•	Blend Uniformity

•	Content Uniformity

•	Dissolution (profile by HPLC)

•	Potency and Related Substances

•	Physical testing including appearance, hardness, thickness, friability and disintegration.
Cornerstone Biopharma, Inc.
Spectracef [***] Tablets

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

CBP-FCL1-1300-0707-R0-COS-001-R0
11.15.07
2.0 CTM Batches Manufacturing
This is a new section which has been added
MOVA will manufacture:
•	Spectracef [***]mg tablets

•	2 batches

•	Approximately 6-9 kilograms

•	Process:
o	Mixing, granulation, compression and coating
•	Batches packaged into HDPE (i.e. 30’s) for Stability

•	GMP

•	QA Review
CTM batches will be tested for:
•	Blend Uniformity

•	Content Uniformity

•	Dissolution (profile by HPLC)

•	Potency and Related Substances

•	Physical testing including appearance, hardness, thickness, friability and disintegration.
All excipients will undergo complete analytical release testing in compliance with USP/NF requirements.
MOVA will prepare a master batch record and protocol, which will be provided to the client for approval prior to manufacturing.
The batches will be subsequently packaged and placed on Stability.
Cornerstone Biopharma, Inc.
Spectracef [***] Tablets

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

CBP-FCL1-1300-0707-R0-COS-001-R0
11.15.07
3.0 Stability Program of CTM Batches
This section replaces in its entirety Section 5 “Stability-Formulation Development Batch” of Agreement #CBP-FCL1-1300-0707-R0, page 6.
This section has been modified from the original proposal to:
o	Clarify that the Stability will be performed on the CTM batches

o	Include one (1) batch to the Stability Program
MOVA shall design a stability program to monitor:
•	Two (2) packaging batches under ICH conditions
The following storage conditions and test-points are suggested for testing:
=> 1, 2, 3 and 6 months for 40°C ± 2°C / 75% ± 5% RH
=> 1, 2, 3 and 6 months for 25°C ± 2°C / 60% ± 5% RH
Testing per sample:
•	Potency and Related substances

•	Dissolution (profile by HPLC)

•	Physical testing including appearance, moisture
Cornerstone Biopharma, Inc.
Spectracef [***] Tablets

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

CBP-FCL1-1300-0707-R0-COS-001-R0
11.15.07

4.0 Budget Summary

CBP-FCL1-1300-0707-R0-COS-001-R0 Project		[***]	CBP-FCL1-1300-0707-R0-COS-001-R0
1.0 FORMULATION DEVELOPMENT		[***]	CBP-FCL1-1300-0707-R0-COS-001-R0
Feasibility Trials II (2 lots) — Non GMP lots		[***]	CBP-FCL1-1300-0707-R0-COS-001-R0
Feasibility Trials II – Manufacturing	867	[***]	CBP-FCL1-1300-0707-R0-COS-001-R0
Feasibility Trials II -Analytical Support	868	[***]	CBP-FCL1-1300-0707-R0-COS-001-R0
Feasibility Trials II-Project Support	869	[***]	CBP-FCL1-1300-0707-R0-COS-001-R0
2.0 CTM Batches Manufacturing – cGMP lots		[***]	CBP-FCL1-1300-0707-R0-COS-001-R0
CTM Batches – Manufacturing Report	871	[***]	CBP-FCL1-1300-0707-R0-COS-001-R0
CTM Batches One time Fee (Inactive Ingredients Testing	872	[***]	CBP-FCL1-1300-0707-R0-COS-001-R0
QC/QA)
CTM Batches – Lot 1		[***]	CBP-FCL1-1300-0707-R0-COS-001-R0
CTM Batches – Manufacturing	874	[***]	CBP-FCL1-1300-0707-R0-COS-001-R0
CTM Batches – Packaging	875	[***]	CBP-FCL1-1300-0707-R0-COS-001-R0
CTM Batches – Analytical Support	876	[***]	CBP-FCL1-1300-0707-R0-COS-001-R0
CTM Batches – Project Support	877	[***]	CBP-FCL1-1300-0707-R0-COS-001-R0
CTM Batches – Lot 2		[***]	CBP-FCL1-1300-0707-R0-COS-001-R0
CTM Batches – Manufacturing	879	[***]	CBP-FCL1-1300-0707-R0-COS-001-R0
CTM Batches – Packaging	880	[***]	CBP-FCL1-1300-0707-R0-COS-001-R0
CTM Batches – Analytical Support	881	[***]	CBP-FCL1-1300-0707-R0-COS-001-R0
CTM Batches – Project Support	882	[***]	CBP-FCL1-1300-0707-R0-COS-001-R0
CTM Batches – Discount for Back to Back Manufacturing Efficiency	883	[***]	CBP-FCL1-1300-0707-R0-COS-001-R0
3.0 Stability – CTM Batches – 2 Lots		[***]	CBP-FCL1-1300-0707-R0-COS-001-R0
Stability – CTM Protocol	885	[***]	CBP-FCL1-1300-0707-R0-COS-001-R0
Stability – CTM Batch, T = 1 Month (40C/75% RH)	886	[***]	CBP-FCL1-1300-0707-R0-COS-001-R0
(25C/60% RH)
Stability – CTM Batch, T = 2 Month (40C/75% RH)	887	[***]	CBP-FCL1-1300-0707-R0-COS-001-R0
(25C/60% RH)
Stability – CTM Batch, T = 3 Month (40C/75% RH)	888	[***]	CBP-FCL1-1300-0707-R0-COS-001-R0
(25C/60% RH)
Stability – CTM Batch, T = 6 Month (40C/75% RH)	889	[***]	CBP-FCL1-1300-0707-R0-COS-001-R0
(25C/60% RH)
Budget USD (Cat 3)		[***]
Cornerstone Biopharma, Inc.
Spectracef [***] Tablets

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

CBP-FCL1-1300-0707-R0-COS-001-R0
11.15.07
5.0 Approvals
This Change of Scope becomes effective and binding on both parties only when signed by each party below.

Cornerstone Biopharma, Inc.		MOVA Pharmaceutical

By: Name:	/s/ Brian Dickson Brian Dickson	By: Name:	/s/ Miguel Hernandez Miguel Hernandez
Title:	C.M.O.	Title:	PDS Director
Date:	20 Nov. 2007	Date:	11/20/07
Cornerstone Biopharma, Inc.
Spectracef [***] Tablets

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.